Nationwide Mutual Funds
Sub-Item 77Q1:  Exhibits
4-30-2013 Semi-Annual Report

a.
Copies of any material amendments to the
registrant's charter or by-laws;

i.
Second Amended and Restated Agreement
and Declaration of Trust, amended and
restated as of June 17, 2009, (the "Amended
Declaration"), of Registrant, Nationwide
Mutual Funds (the "Trust"), a Delaware
Statutory Trust, previously filed as
Exhibit EX-28.a with the Trust's Registration
Statement on From N-1A, as filed with the SEC
on November 17, 2009, is hereby incorporated
by reference.

a. Amending Resolutions dated March 28, 2013,
to the Amended Declaration, pertaining to the
Nationwide Geneva Mid Cap Growth Fund,
Nationwide Geneva Mid Cap Growth Fund,
Nationwide HighMark Value Fund, Nationwide
Bailard International Equities Fund, Nationwide
HighMark Short Term Bond Fund, Nationwide
Bailard Cognitive Value Fund, Nationwide
Bailard Technology & Science Fund, Nationwide
Ziegler NYSE Arca Tech 100 Index Fund, Nationwide
HighMark Large Cap Core Equity Fund, Nationwide
HighMark Small Cap Core Fund, Nationwide HighMark
Large Cap Growth Fund, Nationwide HighMark
Balanced Fund, Nationwide Ziegler Equity Income
Fund, Nationwide HighMark California Intermediate
Tax Free Bond Fund, Nationwide HighMark National
Intermediate Tax Free Bond Fund, Nationwide
Ziegler Wisconsin Tax Exempt Fund, Nationwide
HighMark Bond Fund, previously filed as Exhibit
EX-28.a.7 with the Trust's Registration Statement
on Form N-1A, as filed with the SEC on June 17,
2013, is hereby incorporated by reference.
b.
[N/A]

c.
[N/A]

d.
[N/A]

e.
Copies of any new or amended Registrant
investment advisory contracts;

i.
Investment Advisory Agreement among Nationwide
Mutual Funds (the "Trust") and Nationwide Fund
Advisors ("NFA"), dated May 1, 2007, pertaining
to certain series of the Trust currently managed
by NFA, previously filed as Exhibit EX-99.d.2
with the Trust's Registration Statement on Form
N-1A, as filed with the SEC on June 14, 2007, is
hereby incorporated by reference.

a. Form of Exhibit A, amended ________________,
to the Investment Advisory Agreement dated May 1,
2007 pertaining to certain series of the Trust
currently managed by Nationwide Fund Advisors,
previously filed as Exhibit EX-28.d.1.b. with
the Trust's Registration Statement on Form N-1A,
as filed with the SEC on April 3, 2013, is hereby
incorporated by reference.

ii.
Form of Subadvisory
Agreement among the Trust, Nationwide Fund Advisers
and Thompson, Siegel & Walmsley LLC, effective
April 22, 2013, for the Nationwide Core Plus Bond
Fund, previously filed as Exhibit EX-16.6.c.xii
with the Trust's Registration Statement on Form
N-14 on May 17, 2013, is hereby incorporated by
reference.

iii.
Subadvisory Agreement among the Trust,
Nationwide Fund Advisors and HighMark Capital
Management, Inc., effective April 1, 2013, for
the Nationwide HighMark Balanced Fund, Nationwide
HighMark Bond Fund, Nationwide HighMark California
Intermediate Tax Free Bond Fund, Nationwide HighMark
Large Cap Core Equity Fund, Nationwide HighMark
Large Cap Growth Fund, Nationwide HighMark National
Intermediate Tax Free Fund, Nationwide HighMark Short
Term Bond Fund, Nationwide HighMark Small Cap Core
Fund and Nationwide HighMark Value Fund, Nationwide
Enhanced Income Fund, Nationwide Fund, and Nationwide
Short Duration Bond Fund, previously filed as
Exhibit EX-28.d.3.j with the Trust's Registration
Statement on Form N-1A, as filed with the SEC on
June 17, is hereby incorporated by reference.

iv.
Form of Subadvisory Agreement among the Trust,
Nationwide Fund Advisors and Bailard, Inc.,
effective ___________, for the Nationwide Bailard
Cognitive Value Fund, Nationwide Bailard Technology
& Science Fund and Nationwide Bailard International
Equities Fund, previously filed as Exhibit EX-28.d.3.n
with the Trust's registration statement on April 3, 2013,
is hereby incorporated by reference.

v.
Form of Subadvisory Agreement among the Trust,
Nationwide Fund Advisors and Geneva Capital Management
Ltd., effective ___________, for the Nationwide Geneva
Mid Cap Growth Fund and Nationwide Geneva Small Cap
Growth Fund, previously filed as Exhibit EX-28.d.3.o
with the Trust's registration statement on April 3,
2013, is hereby incorporated by reference.

vi.
Form of Subadvisory Agreement among the Trust,
Nationwide Fund Advisors and Ziegler Lotsoff Capital
Management, LLC, effective ___________, for the
Nationwide Ziegler Equity Income Fund, Nationwide
Ziegler NYSE Arca Tech 100 Index Fund and Nationwide
Ziegler Wisconsin Tax Exempt Fund, previously filed
as Exhibit EX-28.d.3.p with the Trust's registration
statement on April 3, 2013, is hereby incorporated
by reference.

 f.
N/A

g.
N/A

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